This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement
Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved.
Changes to the assumptions may have a material impact on any returns detailed.
Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd.
We recommend that such investors obtain the advice of their Morgan Stanley,
Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                   CDC IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                  CDC 2004-HE4
                                FIXED RATE LOANS

TABLE OF CONTENTS

1. Product Types
----------------
2. Originator
-------------
3. Lien Position
----------------
4. Range of Gross Interest Rates (%)
------------------------------------
5. Range of Cut-off Date Principal Balances ($)
-----------------------------------------------
6. Original Terms (Months)
--------------------------
7. Range of Remaining Terms (Months)
------------------------------------
8. Range of Original Combined LTV Ratios (%)
--------------------------------------------
9. Range of Gross Margins (%)
-----------------------------
10. Range of Minimum Mortgage Rates (%)
---------------------------------------
11. Range of Maximum Loan Rates (%)
-----------------------------------
12. Initial Periodic Cap (%)
----------------------------
13. Subsequent Periodic Cap (%)
-------------------------------
14. Next Rate Adjustment Dates
------------------------------
15. Geographic Distribution of Mortgaged Properties
---------------------------------------------------
16. Occupancy Type
------------------
17. Property Type
-----------------
18. Loan Purpose
----------------
19. Documentation Level
-----------------------
20. Prepayment Penalty Term
---------------------------
21. Range of Credit Scores
--------------------------

1. PRODUCT TYPES

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY     WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED   AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE   ORIGINAL   WEIGHTED
                                              OF       PRINCIPAL      DATE      INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM       LTV       FICO
PRODUCT TYPES                                LOANS        ($)       BALANCE      (%)       (MONTHS)     (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed - 10 Year                                6       195,079.00     0.17       8.714        117      75.55      648.7
-------------------------------------------------------------------------------------------------------------------------
Fixed - 15 Year                               84     9,047,430.00     7.88       7.176        176      68.04      657.5
-------------------------------------------------------------------------------------------------------------------------
Fixed - 20 Year                               88     4,600,010.00     4.00       8.623        236      85.74      655.7
-------------------------------------------------------------------------------------------------------------------------
Fixed - 25 Year                                6       438,126.00     0.38       8.517        297      79.78      649.8
-------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Year                              475    82,728,713.00    72.03       6.839        356      73.96      662.4
-------------------------------------------------------------------------------------------------------------------------
Fixed Balloon - 15/30                        277    12,637,968.00    11.00      10.068        177      95.00      666.9
-------------------------------------------------------------------------------------------------------------------------
Interest Only Fixed Balloon - 15/30            2       326,280.00     0.28       6.580        175      79.99      614.2
-------------------------------------------------------------------------------------------------------------------------
Interest Only Fixed - 30 Year                 19     4,885,338.00     4.25       6.836        356      71.94      685.4
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

2.   ORIGINATOR

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
ORIGINATOR                                   LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Aegis                                        231    33,929,151.00    29.54       6.406        318      70.36      677.3
-------------------------------------------------------------------------------------------------------------------------
Impac                                         89    19,467,514.00    16.95       6.740        347      73.21      664.8
-------------------------------------------------------------------------------------------------------------------------
First Banc                                   189    14,578,767.00    12.69       8.060        281      83.70      668.6
-------------------------------------------------------------------------------------------------------------------------
Encore                                        54    11,349,404.00     9.88       6.755        344      77.81      666.7
-------------------------------------------------------------------------------------------------------------------------
BNC                                           71     9,760,943.00     8.50       7.483        324      79.33      634.3
-------------------------------------------------------------------------------------------------------------------------
Chapel                                       115     9,042,620.00     7.87       8.746        287      84.62      649.4
-------------------------------------------------------------------------------------------------------------------------
Home Owners                                   70     5,731,847.00     4.99       9.415        308      73.18      626.4
-------------------------------------------------------------------------------------------------------------------------
Lenders Direct                                70     4,618,052.00     4.02       8.483        257      84.90      676.1
-------------------------------------------------------------------------------------------------------------------------
Master Financial                              40     2,572,340.00     2.24       8.666        283      82.06      656.2
-------------------------------------------------------------------------------------------------------------------------
Home Loan                                     15     1,835,313.00     1.60       7.266        349      78.65      648.4
-------------------------------------------------------------------------------------------------------------------------
Peoples Choice                                10     1,161,937.00     1.01       7.714        338      71.04      642.2
-------------------------------------------------------------------------------------------------------------------------
All State                                      3       811,054.00     0.71       7.346        336      63.44      633.9
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

3.   LIEN POSITION

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
LIEN POSITION                                LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

1st Lien                                     589   100,802,013.00    87.76       6.839        332      73.19      662.9
-------------------------------------------------------------------------------------------------------------------------
2nd Lien                                     368    14,056,930.00    12.24      10.614        199      98.09      663.5
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

4. RANGE OF GROSS INTEREST RATES (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF GROSS INTEREST RATES (%)            LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

4.000 - 4.999                                  8     1,786,018.00     1.55       4.871        307      58.40      728.6
-------------------------------------------------------------------------------------------------------------------------
5.000 - 5.999                                118    26,289,144.00    22.89       5.652        332      67.64      704.1
-------------------------------------------------------------------------------------------------------------------------
6.000 - 6.999                                196    39,004,659.00    33.96       6.558        335      73.36      665.7
-------------------------------------------------------------------------------------------------------------------------
7.000 - 7.999                                123    19,286,776.00    16.79       7.482        344      78.69      641.6
-------------------------------------------------------------------------------------------------------------------------
8.000 - 8.999                                 81     9,404,195.00     8.19       8.517        314      77.86      613.7
-------------------------------------------------------------------------------------------------------------------------
9.000 - 9.999                                109     6,562,029.00     5.71       9.605        255      88.03        642
-------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                              174     7,077,929.00     6.16      10.575        224      94.84      651.9
-------------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                              119     4,474,615.00     3.90      11.426        195      95.17      628.4
-------------------------------------------------------------------------------------------------------------------------
12.000 - 12.999                               25       844,707.00     0.74      12.289        257      90.08        602
-------------------------------------------------------------------------------------------------------------------------
13.000 - 13.999                                4       128,872.00     0.11      13.121        177      93.25      626.4
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Minimum: 4.500
Maximum: 13.375
Weighted Average: 7.301

                                       Top
                                       ---

5.   RANGE OF CUT-OFF DATE PRINCIPAL BALANCES ($)

--------------------------------------------------------------------------------------------------------------------------
                                                                      % OF
                                                                     MORTGAGE
                                                        AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                         CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                             NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                               OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
RANGE OF CUT-OFF DATE PRINCIPAL             MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
BALANCES ($)                                  LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
--------------------------------------------------------------------------------------------------------------------------

0.01 - 25,000.00                              95     1,942,100.00     1.69      10.933        195      98.20      649.3
-------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                        248     9,121,371.00     7.94      10.502        210      93.24      644.3
-------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                        116     7,212,509.00     6.28       9.137        273      77.92      642.4
-------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                        89     7,791,843.00     6.78       7.924        298      78.81      655.8
-------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                       90    10,008,011.00     8.71       7.422        312      75.28      648.6
-------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                       58     7,998,209.00     6.96       7.051        326      72.63      652.9
-------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                       37     6,072,904.00     5.29       6.927        353      72.20      655.2
-------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                       36     6,799,444.00     5.92       6.862        343      72.24      673.3
-------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00                       44     9,307,225.00     8.10       6.938        326      76.97      659.8
-------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                       30     7,078,928.00     6.16       6.621        344      75.15      657.4
-------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                       18     4,745,255.00     4.13       6.450        335      70.49        658
-------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00                       21     6,033,429.00     5.25       6.224        334      69.10      713.1
-------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00                       12     3,757,890.00     3.27       6.077        331      74.70      690.3
-------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00                       16     5,399,065.00     4.70       6.545        333      76.00      667.5
-------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00                        9     3,248,099.00     2.83       6.381        355      77.31      694.4
-------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00                        6     2,309,361.00     2.01       6.648        355      80.40      661.6
-------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00                        6     2,473,591.00     2.15       6.435        357      77.92      675.3
-------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00                        3     1,298,570.00     1.13       5.932        354      84.69      648.1
-------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00                        5     2,312,109.00     2.01       7.118        284      78.48      648.1
-------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00                        9     4,424,371.00     3.85       5.869        355      64.32      710.4
-------------------------------------------------------------------------------------------------------------------------
525,000.01 - 550,000.00                        2     1,064,448.00     0.93       6.696        356      77.48      584.9
-------------------------------------------------------------------------------------------------------------------------
575,000.01 - 600,000.00                        2     1,194,270.00     1.04       6.312        356      65.53      675.6
-------------------------------------------------------------------------------------------------------------------------
600,000.01 >=                               5     3,265,941.00     2.84       6.095        321      66.85      677.8
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Minimum: 10,366
Maximum: 718,175
Average: 120,020

                                       Top
                                       ---

6.   ORIGINAL TERMS (MONTHS)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
ORIGINAL TERMS (MONTHS)                      LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

120                                            6       195,079.00     0.17       8.714        117      75.55      648.7
-------------------------------------------------------------------------------------------------------------------------
180                                          363    22,011,678.00    19.16       8.828        176      83.69      662.2
-------------------------------------------------------------------------------------------------------------------------
240                                           88     4,600,010.00     4.00       8.623        236      85.74      655.7
-------------------------------------------------------------------------------------------------------------------------
300                                            6       438,126.00     0.38       8.517        297      79.78      649.8
-------------------------------------------------------------------------------------------------------------------------
360                                          494    87,614,051.00    76.28       6.838        356      73.85      663.7
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Minimum: 120
Maximum: 360
Weighted Average: 320

                           Top

7. RANGE OF REMAINING TERMS (MONTHS)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF REMAINING TERMS (MONTHS)            LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

109 - 120                                      6       195,079.00     0.17       8.714        117      75.55      648.7
-------------------------------------------------------------------------------------------------------------------------
169 - 180                                    363    22,011,678.00    19.16       8.828        176      83.69      662.2
-------------------------------------------------------------------------------------------------------------------------
229 - 240                                     88     4,600,010.00     4.00       8.623        236      85.74      655.7
-------------------------------------------------------------------------------------------------------------------------
289 - 300                                      6       438,126.00     0.38       8.517        297      79.78      649.8
-------------------------------------------------------------------------------------------------------------------------
349 - 360                                    494    87,614,051.00    76.28       6.838        356      73.85      663.7
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Minimum: 116
Maximum: 359
Weighted Average: 316

                                       Top
                                       ---

8.   RANGE OF ORIGINAL COMBINED LTV RATIOS (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF ORIGINAL COMBINED LTV RATIOS (%)    LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

<= 30.00                                   12     1,130,350.00     0.98       6.267        295      25.15        665
-------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00                                 12     1,375,289.00     1.20       7.055        292      36.83        656
-------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00                                 38     5,971,100.00     5.20       6.479        322      45.62      679.3
-------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                                 63    11,109,707.00     9.67       6.379        332      56.42      674.1
-------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                                103    17,590,750.00    15.32       6.588        332      65.62      667.8
-------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                                212    36,603,210.00    31.87       6.822        332      77.89      662.3
-------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                                135    22,760,353.00    19.82       7.319        336      86.59      650.6
-------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                               382    18,318,183.00    15.95       9.828        235      98.38      663.6
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Minimum: 13.10
Maximum: 100.00
Weighted Average: 76.24

                                       Top
                                       ---

9.   RANGE OF GROSS MARGINS (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF GROSS MARGINS (%)                   LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                             957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 0.000
Maximum: 0.000
Non Fixed Rate Weighted Average: 0.000

                                       Top
                                       ---

10.  RANGE OF MINIMUM MORTGAGE RATES (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF MINIMUM MORTGAGE RATES (%)          LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                             957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 0.000
Maximum: 0.000
Non Fixed Rate Weighted Average: 0.000

                                       Top
                                       ---

11.  RANGE OF MAXIMUM LOAN RATES (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF MAXIMUM LOAN RATES (%)              LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                             957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Minimum: 0.000
Maximum: 0.000
Non Fixed Rate Weighted Average: 0.000

                                       Top
                                       ---

12.  INITIAL PERIODIC CAP (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
INITIAL PERIODIC CAP (%)                     LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                             957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Minimum: 0.000
Maximum: 0.000
Weighted Average: 0.000

                                       Top
                                       ---

13.  SUBSEQUENT PERIODIC CAP (%)

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
SUBSEQUENT PERIODIC CAP (%)                  LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                             957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Minimum: 0.000
Maximum: 0.000
Weighted Average: 0.000

                                       Top
                                       ---

14.  NEXT RATE ADJUSTMENT DATES

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
NEXT RATE ADJUSTMENT DATES                   LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Fixed Rate                                   957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Non Fixed Rate Weighted Average: September 2006

                                       Top
                                       ---

15.  GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
GEOGRAPHIC DISTRIBUTION OF                 MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
MORTGAGED PROPERTIES                         LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

California                                   271    47,229,051.00    41.12       6.911        319      73.03      672.9
-------------------------------------------------------------------------------------------------------------------------
Florida                                      171    12,582,720.00    10.95       8.173        300      80.63      642.5
-------------------------------------------------------------------------------------------------------------------------
New York                                      51    10,728,292.00     9.34       6.995        347      78.32      672.9
-------------------------------------------------------------------------------------------------------------------------
Texas                                         45     4,103,008.00     3.57       7.651        293      80.13      654.5
-------------------------------------------------------------------------------------------------------------------------
Massachusetts                                 18     2,934,112.00     2.55       6.698        339      71.18      639.8
-------------------------------------------------------------------------------------------------------------------------
Ohio                                          33     2,778,390.00     2.42       7.088        297      77.86      666.4
-------------------------------------------------------------------------------------------------------------------------
Connecticut                                   18     2,757,813.00     2.40       7.067        331      77.92      664.7
-------------------------------------------------------------------------------------------------------------------------
Nevada                                        19     2,005,279.00     1.75       7.796        335      78.17      677.5
-------------------------------------------------------------------------------------------------------------------------
Maryland                                      15     1,932,572.00     1.68       7.149        324      82.42      668.1
-------------------------------------------------------------------------------------------------------------------------
Virginia                                      18     1,909,520.00     1.66       8.158        324      81.82      655.5
-------------------------------------------------------------------------------------------------------------------------
Arizona                                       33     1,853,957.00     1.61       8.260        290      85.52      679.9
-------------------------------------------------------------------------------------------------------------------------
Oregon                                        16     1,509,289.00     1.31       7.556        335      79.35      660.4
-------------------------------------------------------------------------------------------------------------------------
Washington                                    16     1,439,562.00     1.25       7.656        328      81.01        656
-------------------------------------------------------------------------------------------------------------------------
Rhode Island                                   8     1,417,780.00     1.23       6.486        331      74.37      676.4
-------------------------------------------------------------------------------------------------------------------------
New Hampshire                                 12     1,344,692.00     1.17       6.739        270      77.90      698.8
-------------------------------------------------------------------------------------------------------------------------
Other                                        213    18,332,906.00    15.96       7.801        301      76.73      644.5
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Number of States/District of Columbia Represented: 44

                                       Top
                                       ---

16.  OCCUPANCY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
OCCUPANCY TYPE                               LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Primary                                      908   107,850,790.00    93.90       7.299        315      76.56      662.2
-------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                            43     6,295,613.00     5.48       7.300        338      70.03      673.5
-------------------------------------------------------------------------------------------------------------------------
Second Home                                    6       712,540.00     0.62       7.534        337      82.39      693.6
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

17.  PROPERTY TYPE

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
PROPERTY TYPE                                LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Single Family Residence                      738    86,844,309.00    75.61       7.258        318      76.03      661.6
-------------------------------------------------------------------------------------------------------------------------
2-4 Family                                    53    12,168,044.00    10.59       7.015        336      72.08      664.2
-------------------------------------------------------------------------------------------------------------------------
Planned Unit Development                     107    11,471,786.00     9.99       7.730        290      79.43        662
-------------------------------------------------------------------------------------------------------------------------
Condominium                                   58     4,199,240.00     3.66       7.853        290      83.74      691.5
-------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                           1       175,565.00     0.15       7.000        357      78.22        635
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

18.  LOAN PURPOSE

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
LOAN PURPOSE                                 LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Refinance - Cashout                          467    70,570,500.00    61.44       6.990        324      72.23      655.2
-------------------------------------------------------------------------------------------------------------------------
Purchase                                     416    32,474,282.00    28.27       8.248        294      85.39      671.9
-------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term                         74    11,814,161.00    10.29       6.553        330      75.00      684.8
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

19.  DOCUMENTATION LEVEL

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
DOCUMENTATION LEVEL                          LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

Full Documentation                           569    74,647,020.00    64.99       6.966        325      75.16      661.7
-------------------------------------------------------------------------------------------------------------------------
Stated Documentation                         359    36,114,558.00    31.44       8.059        300      79.29      664.4
-------------------------------------------------------------------------------------------------------------------------
Limited/Alternate Documentation               26     3,356,471.00     2.92       6.697        284      68.07      670.5
-------------------------------------------------------------------------------------------------------------------------
No Ratio                                       3       740,895.00     0.65       6.784        355      73.60      686.3
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

20.  PREPAYMENT PENALTY TERM

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
PREPAYMENT PENALTY TERM                      LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

No Prepayment Penalty                        144    15,107,711.00    13.15       7.724        305      80.66      659.4
-------------------------------------------------------------------------------------------------------------------------
1 Months                                       1        73,119.00     0.06      10.210        359      95.00        682
-------------------------------------------------------------------------------------------------------------------------
12 Months                                     53     8,474,849.00     7.38       7.205        325      74.48      660.2
-------------------------------------------------------------------------------------------------------------------------
24 Months                                    168     8,930,410.00     7.78       9.659        241      94.42        667
-------------------------------------------------------------------------------------------------------------------------
30 Months                                      1       151,303.00     0.13       5.650        356      80.00        731
-------------------------------------------------------------------------------------------------------------------------
36 Months                                    586    81,624,706.00    71.07       6.966        326      73.64      663.7
-------------------------------------------------------------------------------------------------------------------------
60 Months                                      4       496,847.00     0.43       8.642        176      68.83      614.2
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

                                       Top
                                       ---

21.  RANGE OF CREDIT SCORES

-------------------------------------------------------------------------------------------------------------------------
                                                                     % OF
                                                                    MORTGAGE
                                                       AGGREGATE    POOL BY    WEIGHTED              WEIGHTED
                                                        CUT-OFF    AGGREGATE    AVERAGE    WEIGHTED  AVERAGE
                                            NUMBER        DATE      CUT-OFF      GROSS      AVERAGE  ORIGINAL  WEIGHTED
                                              OF       PRINCIPAL      DATE     INTEREST   REMAINING  COMBINED   AVERAGE
                                           MORTGAGE     BALANCE    PRINCIPAL     RATE        TERM      LTV       FICO
RANGE OF CREDIT SCORES                       LOANS        ($)       BALANCE       (%)      (MONTHS)    (%)       SCORE
-------------------------------------------------------------------------------------------------------------------------

500 - 525                                     13     1,996,996.00     1.74       8.762        322      70.62      518.6
-------------------------------------------------------------------------------------------------------------------------
526 - 550                                     34     3,267,045.00     2.84       8.910        321      73.93      536.5
-------------------------------------------------------------------------------------------------------------------------
551 - 575                                     36     4,389,672.00     3.82       8.132        333      70.16      562.5
-------------------------------------------------------------------------------------------------------------------------
576 - 600                                     76     6,968,879.00     6.07       8.241        320      79.06      591.5
-------------------------------------------------------------------------------------------------------------------------
601 - 625                                    146    14,277,773.00    12.43       7.722        319      78.30      614.4
-------------------------------------------------------------------------------------------------------------------------
626 - 650                                    187    17,799,607.00    15.50       7.750        300      79.34      638.4
-------------------------------------------------------------------------------------------------------------------------
651 - 675                                    147    19,064,655.00    16.60       7.092        312      76.67      663.3
-------------------------------------------------------------------------------------------------------------------------
676 - 700                                    118    16,492,284.00    14.36       6.966        316      77.91      686.9
-------------------------------------------------------------------------------------------------------------------------
701 - 725                                     76    10,108,230.00     8.80       7.084        319      77.23      712.1
-------------------------------------------------------------------------------------------------------------------------
726 - 750                                     53     8,760,287.00     7.63       6.472        332      72.73      735.1
-------------------------------------------------------------------------------------------------------------------------
751 - 775                                     52     8,751,693.00     7.62       6.323        326      72.12      763.3
-------------------------------------------------------------------------------------------------------------------------
776 - 800                                     18     2,926,123.00     2.55       5.669        304      64.49      785.3
-------------------------------------------------------------------------------------------------------------------------
Above 800                                      1        55,700.00     0.05       4.750        175      13.10        802
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       957   114,858,943.00   100.00       7.301        316      76.24        663
-------------------------------------------------------------------------------------------------------------------------

Minimum: 505
Maximum: 802
Weighted Average: 663

                                       Top
                                       ---